EXHIBIT 10.16

                           LETTER OF CREDIT GUARANTEE

                            VIPER MOTORCYCLE COMPANY

                 GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

                            $100,000 CREDIT GUARANTEE

       This agreement is between David W. Palmlund, III ("Guarantor") and Viper Motorcycle Company, a Minnesota corporation ("Viper"). Viper Motorcycle Company is hereby offering to pay 18% annual interest on any amount of the Letter of Credit guarantee as consideration for a one hundred thousand dollar ($100,000.00 irrevocable Letter of Credit with General Electric Commercial Distribution Finance Corporation, on behalf of Viper's dealer floor financing program. Viper will pay the interest payment on a monthly basis, computed, using simple interest. This represents a monthly interest payment to Guarantor of $1,500.00, payable each month the Letter of Credit is issued, for the maximum of twelve
(12) month's.

       This credit guarantee will be enforced twelve (12) month's from date of execution of the Letter of Credit. Any draws on the Letter of Credit will be repaid within 60 days upon activation of credit line. The title motorcycle activating the credit line shall be the collateral of David W. Palmlund, III.

       In the event of the credit line is drawn upon, Viper will issue fifteen thousand (15,000) warrants, exercisable at two dollars fifty cents ($2.50) per share of common stock. Furthermore, if Viper utilizes over fifty thousand dollars ($50,000) of the credit line, an additional fifteen thousand (15,000) warrants will be issued, exercisable at the Initial Public Offering price for each share of common stock, for a period of three years from the issuance of warrants.

       Notices. All notices to be given hereunder shall be delivered or mailed to Viper Motorcycle Company c/o Garry Lowenthal, CFO or John Lai, VP of Corporate Development at 5733 Industrial Parkway, New Hope, MN 55428 (or at such substituted address notified to Guarantor by Viper); and in the case of Guarantor, to the address written below (or at such substituted address notified to Viper by Guarantor).

       IN WITNESS WHEREOF, Viper has caused this credit guarantee and warrant certificate to be signed by its duly authorized officer as of the aforesaid date of issuance.

                                        VIPER MOTORCYCLE COMPANY

                                        By         /s/ John Lai
                                          --------------------------------------
                                        Its  Vice President/Director
                                           -------------------------------------
                                        Date   02/13/04
                                             -----------------------------------

Line of Credit Guarantee:  David W. Palmlund, III              February 13, 2004



                            VIPER MOTORCYCLE COMPANY

AGREEMENT OF GUARANTOR:

Guarantor hereby confirms and agrees to any representations made in writing by Guarantor in this document.

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                                                          Signature of Guarantor


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                                                         Joint Guarantor, if any


                        --------------------------------------------------------
                                           Printed or Typed Name of Guarantor(s)


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                                                            Address of Guarantor


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                          City                    State                      ZIP


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